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                                                                    Exhibit 10.1


                             FIRST AMENDMENT TO LEASE

                  This FIRST AMENDMENT TO LEASE ("Amendment") is entered into as of this 6th day of October, 1999, by and between ZELMAN RENTON, LLC, a Delaware limited liability company ("Landlord"), and CUTTER & BUCK, INC., a Washington corporation ("Tenant"), with respect to the facts set forth in the Recitals below.

                                R E C I T A L S :

                  A. Landlord and Tenant are parties to that certain Industrial Lease dated May 27, 1999 (the "Lease"), whereby Tenant currently leases from Landlord those certain premises (the "Premises"), in Oakesdale Business Campus located at 4001 Oakesdale Avenue SW, Renton, Washington and containing approximately 170,500 square feet.

                  B. Capitalized terms which are not defined in this Amendment have the meanings given to them in the Lease.

                  C. Landlord and Tenant desire to modify the Lease as follows with regard to the construction of office improvements.

                               A G R E E M E N T:

                  NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                  1. INITIAL MONTHLY BASE RENT. The entire second sentence of Paragraph 1(j) of the Lease, beginning with "By way of example, . . .", is hereby deleted in its entirety and replaced by the following:

                  "By way of example, if the Building contains 170,500 square feet, of which 10,383 square feet comprise office space, the initial Monthly Base Rent shall be equal to the sum of (A) $.3325 x 170,500 (i.e. $56,691.25) plus (B) $.65 x 10,383
                  (i.e. $6,748.95), for a total initial Monthly Base Rent of $63,440.20."

                  2. EARLY ENTRY. The first sentence of Paragraph 4(c) of the Lease is deleted in its entirety. The entire second sentence of Paragraph 4(c) of the Lease, beginning with "Tenant may elect . . . ," is hereby deleted and replaced by the following:

                  "Tenant may elect to enter upon the Premises commencing on October 4, 1999 (the "Early Entry Date") in order to install communications cable, fixtures and racking and the like, at Tenant's sole cost and expense (collectively, "Tenant's Work")."

                  3. BUILDING SHELL; TENANT IMPROVEMENTS. The entire second sentence of Paragraph 1 of Exhibit C, beginning with "As used in the Lease . . . ," is hereby deleted and replaced by the following:

                  "As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means collectively those items of tenant improvement construction relating to the office portion of the Premises ("Office Improvements") shown on the Tenant's Final Plans (described in Paragraph 4 below), the Above-Standard Improvements (described in Paragraph 5(b) below) and the Above Standard Office Improvements (described in Paragraph 5(g) below)."

                  4. WORK COST ESTIMATE AND STATEMENT. The first three (3) sentences of Paragraph 4(f) of Exhibit C are hereby deleted and replaced by the following:

                  "Prior to the commencement of construction of any of the Office Improvements and/or the Above-Standard Improvements and/or the Above Standard Office Improvements shown on Tenant's Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Tenant's Final Plans taking into account any modifications which may be required to reflect changes in the Tenant's Final Plans required by the City or County in which the Premises are located (the "Work Cost Estimate"). Tenant acknowledges that it has approved the Work Cost Estimate submitted by Landlord."

                  5. OFFICE ALLOWANCE. The "$210,000" figure set forth in Paragraph 5(a) of Exhibit C is hereby deleted and replaced with "$363,405."

                  6. EXCESS COSTS. The entire first and second sentences of Paragraph 5(c) of Exhibit C are hereby deleted and replaced with the following:

                  "The cost of each item referenced in Paragraphs 5(a) and 5(b) above and Paragraph 5(g) below shall be charged against the respective Allowance. If the Work Cost for either the Office Improvements or the Above-Standard Improvements or the Above Standard Office Improvements exceeds the respective Allowance, Tenant agrees to pay to Landlord such excess including reasonable fees for the contractor prior to the commencement of construction (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate)."


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                  7. UNUSED ALLOWANCE AMOUNTS. Paragraph 5(e) of Exhibit C is
hereby deleted and replaced with the following:

                  "Except as provided in the following sentence, any unused portion of any Allowance upon completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease. The unused portion of any Allowance, if any, shall be credited against the excess costs, if any, associated with improvements made with respect to any of the other Allowances."

                  8. AMENDMENT TO LEASE. Paragraph 5(f) of Exhibit C is hereby deleted in its entirety and replaced with the following:

                  "Within fifteen (15) business days following the Commencement Date (as defined in Paragraph 8(a) below), Landlord and Tenant shall execute an amendment to the Lease setting forth a new rent schedule which incorporates the amortization of any costs funded by Landlord with respect to the Above Standard Allowance or the Above Standard Office Allowance."

                  9. ABOVE STANDARD OFFICE ALLOWANCE. Paragraph 5(g) is hereby added to Exhibit C as follows:

                  "ABOVE STANDARD OFFICE ALLOWANCE. In addition to the Above Standard Allowance described in Paragraph 5(b) above, Landlord hereby grants to Tenant an allowance of up to $70,000 ("Above Standard Office Allowance") for the purchase, construction and installation of the above-standard office improvements described on SCHEDULE "2" to this Exhibit "C" ("Above Standard Office Improvements"). The Office Allowance, the Above Standard Allowance and the Above Standard Office Allowance are sometimes each individually referred to as an "Allowance" and sometimes collectively referred to as the "Allowances." All costs disbursed or expended by Landlord as part of the Above Standard Office Allowance shall be fully amortized over the original seven (7) years of the Term, plus interest at a rate of eleven percent (11%) per year, and the annual amortized amount shall be paid by Tenant monthly, as additional rent under the Lease, in equal installments throughout such seven
                  (7) year period until such excess costs have been fully repaid."

                  10. COMMENCEMENT DATE. The term "Shell Delivery Date" set forth in Paragraph 8(a) of Exhibit C is hereby deleted and replaced with the term "Early Entry Date." Therefore, if the Early Entry Date is actually October 4, 1999, then the Commencement Date will not occur earlier than November 15, 1999.

                  11. SCHEDULE "2" TO EXHIBIT C. The attached Schedule "2", entitled "Above Standard Office Improvements," is hereby added to Exhibit C of the Lease.

                  12. NO OTHER MODIFICATION. Except as specifically modified in this Amendment, the Lease remains in full force and effect between the parties hereto, as modified by this Amendment. To the extent of any inconsistency or conflict between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


TENANT:                                              LANDLORD:

CUTTER & BUCK, INC.,                                 ZELMAN RENTON, LLC,
a Washington corporation                             a Delaware limited liability company

                                                     By:    Zelman Industrial Partners, Inc.,
                                                            a California corporation,
By:   /s/ PHILIP DAVIS                                      Its:  Managing Member
      ----------------
      Print Name:  PHILIP DAVIS
      Print Title:   VP of Operations
                                     ------------

                                                     By: /s/ PAUL T. CASEY
                                                         ---------------------
                                                         Print Name:  Paul T. Casey
                                                         Print Title:  Vice President




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STATE OF          WASHINGTON                         )
         --------------------------------------------
                                            )  ss.
COUNTY OF                  KING             )
         -----------------------------------

                  I certify that I now or have satisfactory evidence that Phil Davis is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the VICE PRESIDENT OF OPERATIONS of CUTTER & BUCK INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                            Dated:                              OCTOBER 6, 1999
                                  ---------------------------------------------
---------------------------------
                                                         /s/ BARBARA J GELLING
                                   -------------------------------------------
                                   Notary Public
                                   Print Name:   Barbara J. Gelling
                                                 ------------------------------
                                   My commission expires               11/29/99
                                                         ----------------------


----------------------------------
        (Use this space for notarial stamp/seal)





STATE OF                   CALIFORNIA                )
         --------------------------------------------
                                            )  ss.
COUNTY OF                  LOS ANGELES               )
         --------------------------------------------

                  I certify that I now or have satisfactory evidence that PAUL T. CASEY is the person who appeared before me, and said person acknowledged that he/she was authorized to execute the instrument and acknowledged it as the Vice President of ZELMAN INDUSTRIAL PARTNERS, INC. to be the freeand voluntary act of such party for the uses and purposes mentioned in the instrument.

                             Dated:                            OCTOBER 11, 1999
                                   --------------------------------------------
------------------------------

                                                       /S/ LINDA KAREN WILLIAMS
                               ------------------------------------------------
                               Notary Public
                               Print Name:                 LINDA KAREN WILLIAMS
                                          -------------------------------------
                               My commission expires               OCT 11, 2002
                                                    ---------------------------
-------------------------------
        (Use this space for notarial stamp/seal)
----------------------------------------------------------
----------------------------------------------------------





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                       ABOVE STANDARD OFFICE IMPROVEMENTS
                       ----------------------------------

ITEM                                           ESTIMATED ADDITIONAL COST
----                                           -------------------------

-------------------------------------- ----------------------------------------

-------------------------------------- ----------------------------------------

-------------------------------------- ----------------------------------------

                                 Total                   $70,000
                                                         -------

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